GLOBAL X FUNDS
(THE "TRUST")

SUPPLEMENT DATED AUGUST 2, 2023
TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) FOR THE SERIES OF THE TRUST (THE "FUND") INCLUDED IN SCHEDULE A HERETO, AS SUPPLEMENTED AND AMENDED FROM TIME TO TIME

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

For the Fund listed in Schedule A hereto, in the section of the Fund’s Statement of Additional Information titled “INVESTMENT OBJECTIVE, STRATEGIES AND RISK,” the following disclosure is hereby added immediately after the disclosure titled “U.S. GOVERNMENT SECURITIES:”

SOVEREIGN DEBT OBLIGATIONS. The Fund may invest in debt obligations issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. In times of economic uncertainty, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of the Fund’s sovereign obligations to decline. To the extent that sovereign debt is denominated in a currency other than U.S. dollars, such debt will also be subject to foreign currency exposure. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government.

The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt may also depend on the level of the relevant government's international currency reserves and its access to a foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt, particularly if such external debt is denominated in a currency other than the currency of the sovereign entity.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

SCHEDULE A
FUND NAME	DATE OF STATEMENT OF ADDITIONAL INFORMATION, AS MAY BE SUPPLEMENTED FROM TIME TO TIME
Global X Carbon Credits Strategy ETF (NTRL)	April 11, 2023

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE